Chambers Street™

Investor Presentation

February 2015


SPACEX

Forward Looking Statements

This presentation may contain various “forward-looking statements.” You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “intends,” “plans,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties, such as: our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements, such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, increasing competition and decreasing rental revenue; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our ability to successfully manage growth and/or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving and maintaining corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; our ability to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks or epidemics in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and other of our documents that are on file with or furnished to the SEC. Any forward looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments that we anticipate will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations.

The Company undertakes no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward looking statements.

Credit ratings may not reflect the potential impact of risks relating to our structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Note: Unless otherwise noted, the information in this presentation represents our portfolio as of December 31, 2014 and includes our consolidated and unconsolidated properties with square feet included at 100% and dollar amounts included at our 80% pro rata share for our Duke, European & UK joint ventures.

Chambers Street™

Chambers Street Properties

High-Quality Industrial and Office Portfolio	▪ Newer assets in strong markets ▪ Strong tenant credit profile ▪ High occupancy	
Experienced Team	▪ Extensive experience and continuity ▪ Track record of disciplined growth ▪ Demonstrated leasing capabilities	
Well-Supported Dividend and Strong Balance Sheet	▪ $0.51 per share annualized, monthly dividend(1) ▪ Investment grade credit rated by Moody's and S&P ▪ Substantial liquidity	

(1) Beginning with January 2015, the monthly dividend was increased to $0.0425 per share, or $0.510 on an annualized basis, from the prior monthly dividend of $0.0420 per share.

2014 Highlights

Financials		4Q 2014	2014	1Q 2015
Core FFO / Share[1]		$0.18	$0.69	
AFFO / Share[1]		$0.15	$0.64	
Distributions / Share[2]	Monthly	$0.0420	$0.0420	$0.0425
	Annualized	*$0.504*	*$0.504*	*$0.510*
Core FFO Payout Ratio		71.9%	73.0%	
AFFO Payout Ratio		81.8%	78.9%	

Portfolio	4Q 2014	2014
Acquisitions	$126.8m	$203.6m
Dispositions	$111.6m	$185.1m
Leasing(sf)	0.986m	4.1m

(1) See the non-GAAP supplemental financial measures set forth in our supplemental information for the quarter ended December 31, 2014 located at the Investor Relations page of our website for additional information.
(2) Dividend paid monthly. January 2015 monthly dividend per share increases to $0.0425, or $0.5100 on an annualized basis.

Demonstrated Results

	At June 30, 2013[(1)]	At December 31, 2014
Increased U.S. Industrial Exposure and Sold Non-Core Assets[(2)]	▪ 35% Industrial ▪ 61% Office ▪ 4% Retail	✓ 42% Industrial ✓ 58% Office ✓ 0% Retail
Improved Portfolio Occupancy	▪ 95.5% portfolio occupancy	✓ 98.3% portfolio occupancy - over 6.7m square feet leased since listing
Obtained Investment Grade Credit Ratings	▪ No investment grade credit ratings	✓ Received 2 investment grade credit ratings (S&P: BBB- and Moody's: Baa3)
Reduced Secured Debt Exposure	▪ 60% of total portfolio cost	✓ 46% of total portfolio cost

(1) All data as of quarter ended June 30,2013. The Company listed its shares on the NYSE May 21, 2013. (2) Based on QTD NOI.

Focused Strategy

Investment

- Acquire newer U.S. industrial assets leased to high-quality tenants
  - Located in markets with attractive growth characteristics and well supported by transportation infrastructure
- Selective sale of non-core assets
- Maintain disciplined buy/sell approach


Coleman

Operating

- Tenant relationship focus
- High tenant retention through lease renewals
- Aggressive lease up of remaining vacant space
- Achieve embedded value in operating portfolio
- Opportunity to expand existing properties



Capital

- Maintain modest leverage
- Broaden sources of capital
- Ample liquidity
- Evenly-distributed debt maturities
- Transition to become a primarily unsecured borrower



Chambers Street™

High-Quality Portfolio

	Industrial	Office	Total
# of Properties	79	49	128
Net Rentable Square Feet (mm)	29.7	8.0	37.7
% of Total QTD NOI	41.6%	58.4%	100.0%
% Triple Net Single-Tenant(1)	89.7%	66.5%	76.2%
Average Age (years)(2)	9	14	12
% Leased(3)	98.2%	98.5%	98.3%
Remaining Lease Term (years)(2)	6.4	6.5	6.5


amazon.de
amazon.de





(1) Weighted by QTD NOI. See the non-GAAP supplemental financial measures set forth in our supplemental information for the quarter ended December 31, 2014 located at the Investor Relations page of our website for additional information. (2) Average weighted by approximate total acquisition cost. (3) Weighted by rentable square feet.

Geographical and Industry Diversification

Geographically Diversified(1)


New Jersey
15.1%
Florida
8.2%
Texas
7.7%
Germany
6.5%
California
5.8%
South Carolina
5.6%
Ohio
5.6%
Pennsylvania
5.6%
Virginia
5.6%
Arizona
5.4%
Minnesota
4.3%
Illinois
4.2%
Other
20.4%

Broad Tenant Industry Diversification(2)


Financial Services
13.5 %
Pharmaceutical and
Healthcare Related
12.3 %
Consumer Products
11.6 %
Internet Retail
9.9 %
Defense and Aerospace
6.6 %
Logistics Distribution
5.4 %
Telecommunications
4.6 %
Food Service and Retail
4.6 %
Government
3.6 %
Other Manufacturing
2.6 %
Insurance
2.5 %
Education
2.5 %
Other
20.3 %

(1) Based on total acquisition cost.
(2) Based on annualized base rent.

High-Quality Tenant Base(1)

Less than 35% of ABR from top 10 tenants
More than 55% of ABR from investment grade rated tenants

		Credit Rating		
	Top Tenants	**S&P**	**Moody's**	**% ABR**
1	amazon	AA-	Baa1	9.9%
2	BARCLAYS	A	A2	4.4%
3	Raytheon	A	A3	3.8%
4	GSA	AA+	Aa1	3.6%
5	LORD ABBETT	-	-	2.3%
6	JPMORGAN CHASE & CO.	A	A3	2.2%
7	NUANCE	BB-	Ba3	2.1%
8	endo	-	-	2.1%
9	Eisai	-	-	1.9%
10	COMCAST	A-	A3	1.8%
	Other (approx 181 tenants)			65.9%
	Total			**100.0%**



Not Rated
35.9%
Investment
Grade
55.4%
Non-Investment
Grade
8.7%

(1) Percentages weighted by annualized base rent ("ABR"). We define Investment Grade rated tenants as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's. We define Non-Investment Grade rated tenants as a tenant, or whose guarantor or parent company, that has a Non-investment grade credit rating as determined by either Standard and Poor's or Moody's. Annualized base rent for each lease equals, (i) 12 times the monthly cash base rent due as of December 31, 2014, or (ii) for any lease still in an initial free or reduced rent period as of December 31, 2014, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.

Industrial Portfolio: Near Major Logistics Corridors



UNITED STATES
EUROPE
Minneapolis
Chicago
Boston
Denver
Kansas City
Indianapolis
Columbus
Northeast PA
Cincinnati
Baltimore
St. Louis
Charlotte
Winston-Salem
Spartanburg
Los Angeles
San Diego
Phoenix
Dallas
Charleston
Savannah
Houston
Jacksonville
Tampa
United Kingdom
Nottingham
Northampton
Rugby
Felixstowe
Hamburg
Bremen
Germany
Rhine-Rur
Rotterdam
Lille
Frankfurt
Munich
France
Chambers Street industrial properties
Major ports
Intermodal facilities
Major rail & freight corridors

Source: American Association of Ports & US Department of Transportation.

Chambers Street™

Industrial Portfolio: Representative Investments

Millers Ferry Road – Dallas, TX


Whirlpool

Acquisition Cost (Date)	$40.4 MM (June 2011)
SF / Leased	1,020,000 / 100%
Tenant	Whirlpool (S&P: BBB)

Langenbach – Munich, Germany


DSV

Acquisition Cost (Date)	$18.6 MM (Oct. 2010)
SF / Leased	225,106 / 100%
Tenant	DSV

Midwest Commerce Center – Kansas City, KS


Coleman

Acquisition Cost (Date)	$63.0 MM (Aug. 2012)
SF / Leased	1,107,000 / 100%
Tenant	The Coleman Company (S&P: BB)

Buckeye Logistics Center – Phoenix, AZ


amazon.com
AZDC, Inc.

Acquisition Cost (Date)	$52.8 MM (June 2008)
SF / Leased	1,009,351 / 100%
Tenant	Amazon (S&P: AA-)

AllPoints Midwest – Indianapolis, IN



Acquisition Cost (Date)	$41.4 MM (Dec. 2008)
SF / Leased	1,200,420 / 100%
Tenant	Prime Distribution

1 Rocket Road – Los Angeles, CA



Acquisition Cost (Date)	$46.7 MM (July 2014)
SF / Leased	514,753 / 100%
Tenant	Space Exploration Technologies

Note: Credit ratings of our tenants, their guarantors or parent companies.

Office Portfolio:
Near Major Population Centers


UNITED STATES
EUROPE
Minneapolis
Chicago
Columbus
Cincinatti
Boston
Northern NJ
New York City Metro
Princeton
Philadelphia
Washington, DC Metro
East Bay
Nashville
Raleigh
San Diego
Phoenix
Dallas
Houston
Orlando
Tampa
Fort Lauderdale
United Kingdom
Coventry
Chambers Street office properties
Major MSA population centers

Source: US Census Bureau and Eurostat.

Chambers Street™

Office Portfolio: Representative Investments

Crest Ridge Corporate Center – Minneapolis, MN


syngenta

Acquisition Cost (Date)	$28.4 MM (Aug. 2009)
SF / Leased	116,338 / 100%
Tenant	Syngenta (S&P: A+)

5160 Hacienda Drive – East Bay, CA



Acquisition Cost (Date)	$38.5 MM (Apr. 2010)
SF / Leased	201,620 / 100%
Tenant	Carl Zeiss Meditec

Aspen Corporate Ctr; Nashville, TN



Acquisition Cost (Date)	$29.9 MM (Sept. 2008)
SF / Leased	180,147 / 100%
Major Tenant	Verizon (S&P: BBB+)

Weston Pointe IV – Fort Lauderdale, FL



Acquisition Cost (Date)	$22.6 MM (Mar. 2011)
SF / Leased	96,175 / 100%
Major Tenant	U.S. General Services Administration (S&P: AA+)

100 Kimball Drive – Northern NJ



Acquisition Cost (Date)	$60.3 MM (Dec. 2010)
SF / Leased	175,000 / 100%
Tenant	Deloitte LLP

The Atrium I – Columbus, OH


Nationwide

Acquisition Cost (Date)	$45.1 MM (Mar. 2013)
SF / Leased	315,102 / 100%
Major Tenant	Nationwide Mutual Insurance (S&P: A+)

Note: Credit ratings of our tenants, their guarantors or parent companies.

European Portfolio:
13 Properties in 3 Countries

- Approximately 10.2% of total portfolio [1]
- Strategically located in Western Europe
- 100% triple net leased
- Primarily newer, single-tenant properties
  - 5.7 year weighted average age [1]

- Tenants include:
  - Amazon.com
  - Lear
  - Deutsche Post
  - DSV
  - GE Lighting
  - UniDrug

Property Type	# of Properties	Amount [2]	% of European Portfolio
Industrial	12	$318.9	93.0%
Office	1	23.8	7.0%
Total	13	$342.7	100.0%
Debt		108.1	31.5%
Equity		$234.6	68.5%


EUROPE
United Kingdom
South Normanton
Coventry
Rugby
Northampton
Lille
France
Hamburg
Bremen
Germany
Rhine-Ruhr
Frankfurt
Munich
Chambers Street properties

(1) By acquisition cost.
(2) $ in millions, based on acquisition cost.

Strong Industrial Trends

Demand drivers for industrial are strong, while supply remains balanced

Historical and Projected Vacancy and Net Absorption—U.S.


150
100
50
0
-50
-100
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
85
138
109
63
(2)
(73)
(2)
79
96
94
108
102
105
101
93
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
Net Absorption (SF mm)
Vacancy Rate

Historical and Projected Rent Growth (%)— U.S.


6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
0.5 %
3.0 %
2.9 %
3.3 %
(1.1)%
(6.5)%
(3.7)%
(0.2)%
1.7 %
2.1 %
2.5 %
3.4 %
3.5 %
3.6 %
3.9 %
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
Effective Rent PSF

Source: REIS as of 4Q 2014.

Chambers Street™

Strong Industrial Trends

Growth of e-commerce continues to create demand for industrial space


$350
$300
$250
$200
$150
$100
$50
$0
$27
$34
$44
$57
$72
$91
$112
$135
$141
$144
$168
$197
$226
$263
$300
CAGR 19%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 (1)
E-Commerce Sales

- U.S. e-commerce industry grew at 19% CAGR between 2000 and 2013 and currently represents ~7% of all retail sales
- Similar growth of e-commerce industry is being experienced globally
- E-commerce requires extensive supply chains which in turn creates new demand for warehouse space

Source: U.S. Census Bureau
(1) 2014 represents annualized 3Q14YTD amount.

Office Trends

Supply remains muted helping to push up rents and keep vacancy in check


New Construction
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014e
2015f
2016f
2017f
2018f
2019f
New Construction


Suburban Rent Growth vs. Suburban Vacancy Rate
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
(0.2)%
2.4 %
7.2 %
9.1 %
2.2 %
(7.3)%
(0.5)%
0.3 %
1.1 %
3.6 %
3.0 %
3.6 %
4.0 %
2.0 %
1.9 %
2.5 %
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014e
2015f
2016f
2017f
2018f
2019f
Suburban Rent Growth
Suburban Vacancy Rate

Sources: Rosen Consulting Group.

Track Record of Disciplined Growth

Led by a team with deep commercial real estate experience—significant portfolio growth achieved during an opportune time in real estate cycle


$ 4.0
3.2
2.4
1.6
0.8
0.0
$3.4 Billion
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Note: $ in billions. Total portfolio size is based on cumulative acquisition cost. As of December 31, 2014.

Acquisition Case Study: Northeast PA Portfolio

Four-property portfolio located in a strong industrial market close to major populations centers with low labor and operating costs

- **Purchase Price:** $105.7m; going-in cap rates of 7.6% and 7.8% on an in-place and straight-line basis, respectively
- **Built:** 2005-2008
- **Location:** Wilkes-Barre, Scranton, and Hazelton, Pennsylvania
  - ➢ Located along I-81 with close proximity to 1-78, I-80 and I-84
    - Within a day's drive to NYC, Northern Jersey, Baltimore, and Philadelphia
    - North/South access to major population centers from ME to FL
    - Near three East Coast ports
- **Square Footage:** 1.64m
- **Tenancy:** 6 Tenants—90% of annualized base rent is derived from investment grade tenants
  - ➢ 100% net leased with weighted average remaining lease term of 3.6 years
- **Improvements:** Three largest tenants recently executed significant capital improvements
- **Expansion Capabilities:** Two of four buildings expandable by 124,000 sf and 274,000 sf, respectively. All four properties have excess auto or trailer parking




amazon

Note: We define Investment Grade rated tenants as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's. We define Non-Investment Grade rated tenants as a tenant, or whose guarantor or parent company, that has a Non-investment grade credit rating as determined by either Standard and Poor's or Moody's.

Historical Occupancy

Consistently maintain high level of occupancy—
96% on cost weighted average since the end of 2009



100%
96%
92%
88%
84%
96% on a cost weighted average
95% on a square foot weighted average
4Q'09 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14
Square Feet - Average Occupancy
Cost-Weighted Average Occupancy

Scheduled Lease Expirations

Well laddered lease expiration schedule with over 6.4 years weighted average remaining term


60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1.6%
11.3%
7.3%
10.7%
12.6%
7.3%
49.3%
2015
2016
2017
2018
2019
2020
Thereafter

Scheduled Rental Increases

	% of Total Annualized Base Rent
Fixed Rental Increases (1)	83.9%
Indexed Rental Increases (2)	12.8%
Constant Rent	3.3%

Note: Scheduled lease expirations as a percentage of total expiring base rent. (1) Includes certain leases that were subject to historical rent increases. (2) Indexed rental increases are generally based upon inflation or market rents.

Demonstrated Leasing Capabilities

Strong leasing activity over last two years with approximately 7.5 million square feet leased



8
7
6
5
4
3
2
1
0
0.6
0.2
1.1
0.2
1.5
0.9
2.3
1.1
2.9
1.4
3.1
1.9
3.9
2.6
4.4
3.1
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Renewal
New Lease

Note: Figures represent cumulative square feet of executed leases, in millions, since December 31, 2012.

Investment Grade Balance Sheet

Investment grade rated by Standard & Poor's (BBB-, stable) and Moody's (Baa3, stable)


Unsecured Credit Facility 5.8%
Unsecured Term Loans 16.6%
Secured Debt 22.1%
Equity 55.5%

	12/31/14
Share Price [1]	$8.06
Shares	236,920
Total Equity	$1,909,581
Secured Debt [2]	$758,497
Unsecured Term Loans	570,000
Unsecured Credit Facility	200,044
Total Pro Rata Debt	$1,528,541
Total Capitalization	$3,438,122
Cash	(40,139)
Enterprise Value	$3,397,983
Revolver Availability	$649,956
Net Debt / LTM EBITDA [3]	6.8x
Debt / Total Capitalization	44.4%
Net Debt / Enterprise Value	43.8%

Note: Amounts in thousands, except per share figures. (1) Closing share price on the NYSE on December 31, 2014. (2) Amounts are presented excluding the effect of net premiums. (3) Represents Adjusted EBITDA as defined in the non-GAAP supplemental financial measures set forth in our supplemental information for the quarter ended December 31, 2014 located at the Investor Relations page of our website.

Scheduled Debt Maturities

Well laddered debt maturity schedule with approximately 3.8 years of weighted average remaining term

	Amount	Interest Rate (1)(2)	Remaining Term (1)(3)
Fixed Interest Rate	$1,329	4.13%	3.94
Floating Interest Rate	200	1.46%	3.04
Total	$1,529	3.78%	3.82



$1,600
1,400
1,200
1,000
800
600
400
200
0
$133
$136
$109
$474
$677
$200
$570
2015
2016
2017
2018
Thereafter
Secured Debt
Unsecured Credit Facility
Unsecured Term Debt

Note: $ in millions. (1) Weighted average. (2) The $850 million unsecured revolving credit facility is also subject to a facility fee of 0.30% per annum. (3) In years.

Chambers Street Properties

High-Quality Industrial and Office Portfolio	▪ Newer assets in strong markets ▪ Strong tenant credit profile ▪ High occupancy
Experienced Team	▪ Extensive experience and continuity ▪ Track record of disciplined growth ▪ Demonstrated leasing capabilities
Well-Supported Dividend and Strong Balance Sheet	▪ $0.51 per share annualized, monthly dividend[1] ▪ Investment grade credit rated by Moody's and S&P ▪ Substantial liquidity





(1) Beginning with January 2015, the monthly dividend was increased to $0.0425 per share, or $0.510 on an annualized basis, from the prior monthly dividend of $0.0420 per share.

Chambers Street™

Chambers Street Properties
47 Hulfish Street, Suite 210
Princeton, NJ 08542-3706
609 683-4900
www.ChambersStreet.com